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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of Earliest Event Reported): July 20, 2005


                          H. J. HEINZ FINANCE COMPANY
             (Exact name of registrant as specified in its charter)


        Delaware                     333-85064                82-0382406
(State of Incorporation)     (Commission File Number)      (I.R.S. Employer
                                                          Identification No.)

     600 Grant Street, Pittsburgh,                            15219
              Pennsylvania                                  (Zip Code)
(Address of principal executive offices)


                                  412-456-5700
              (Registrant's telephone number, including area code)


                                 Not Applicable
         (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)


[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)


[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 4.02 (NON-RELIANCE ON PREVIOUSLY ISSUED FINANCIAL STATEMENTS OR A RELATED
          AUDIT REPORT OR COMPLETED INTERIM REVIEW)

Item 7 (Management's Discussion & Analysis of Financial Condition and Results of Operations) of the H. J. Heinz Finance Company Annual Report on Form 10-K for the fiscal year ended April 27, 2005 filed on July 25, 2005, is incorporated herein by reference. The financial statements of H. J. Heinz Company are not affected.
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                               INDEX TO EXHIBITS


Exhibit Number
(referenced to
 Item 602 of
Regulation S-K           Description of Exhibit
--------------           ----------------------

     99 H. J. Heinz Finance Company Annual Report on Form 10-K for the fiscal year ended April 27, 2005.
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                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                        H. J. HEINZ FINANCE COMPANY


                                        By  /s/ Leonard A. Cullo, Jr.
                                           ----------------------------------
                                           Leonard A. Cullo, Jr.
                                           Director and President


Dated: July 26, 2005

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Exhibit No.        Description of Exhibit
-----------        ----------------------

    99 H. J. Heinz Finance Company Annual Report on Form 10-K for the fiscal year ended April 27, 2005.